                                   EXHIBIT 99

                                 I-ELEMENT, INC.
                          INDEX TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003



                                TABLE OF CONTENTS



                                                                         PAGE(S)

Report of Independent Registered Public Accounting Firm                   1

Balance Sheets as of December 31, 2004 and 2003                           2

Statements of Operations for the Years Ended
 December 31, 2004 and 2003                                               3

Statement of Changes in Stockholders' (Deficit) for the
 Years Ended December 31, 2004 and 2003                                   4

Statements of Cash Flow for the Years Ended
 December 31, 2004 and 2003                                               5-6

Notes to Financial Statements                                             7-23

                        BAGELL, JOSEPHS & COMPANY, L.L.C.
                          Certified Public Accountants

                               High Ridge Commons
                                 Suites 400-403
                           200 Haddonfield Berlin Road
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

I-Element, Inc.
Dallas, Texas

We have audited the accompanying balance sheets of I-Element, Inc. (the "Company") as of December 31, 2004 and 2003 and the related statements of operations, changes in stockholders' (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements for the years ended December 31, 2004 and 2003 have been prepared assuming that the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has sustained operating losses and capital deficits that raise substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of I-Element, Inc. as of December 31, 2004 and 2003, and the results of its operations, changes in stockholders' (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

BAGELL, JOSEPHS & COMPANY, L.L.C.
BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbbsboro, New Jersey

March 31, 2005
         MEMBER OF:       AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                          NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
                          PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS


                                       I-ELEMENT, INC.
                                        BALANCE SHEETS
                                  DECEMBER 31, 2004 AND 2003

                          ASSETS

                                                                    2004            2003
                                                                    ----            ----
CURRENT ASSETS:
  Cash and cash equivalents                                     $   147,751     $    92,869
  Accounts receivable, net                                          588,005         747,939
  Other current assets                                                4,250             173
                                                                -----------     -----------

          TOTAL CURRENT ASSETS                                      740,006         840,981
                                                                -----------     -----------

  Fixed assets, net of depreciation                                 952,407         985,564
                                                                -----------     -----------

OTHER ASSETS:
  Goodwill                                                        2,079,665       2,079,665
  Deposits                                                           69,523          55,006
                                                                -----------     -----------

          TOTAL OTHER ASSETS                                      2,149,188       2,134,671
                                                                -----------     -----------

TOTAL ASSETS                                                    $ 3,841,601     $ 3,961,216
                                                                ===========     ===========

          LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                         $ 1,004,204     $   904,740
  Customer deposits                                                 168,990         204,000
  Receivable financing payable                                      503,921         657,003
  Commissions payable                                               157,725          58,731
  Payroll taxes payable                                              17,230               -
  Refunds payable                                                     1,079           2,015
  Deferred revenue                                                  834,976       1,097,935
  Current portion - notes payable                                 1,076,875         491,405
                                                                -----------     -----------

          TOTAL CURRENT LIABILITIES                               3,765,000       3,415,829
                                                                -----------     -----------

LONG-TERM LIABILITIES:
  Notes payable, net of current portion                             264,323         810,443
                                                                -----------     -----------

          TOTAL LONG-TERM LIABILITIES                               264,323         810,443
                                                                -----------     -----------

      TOTAL LIABILITIES                                           4,029,323       4,226,272
                                                                -----------     -----------

STOCKHOLDERS' (DEFICIT)
  Common stock, $.001 Par Value, 30,000,000 and 1,000,000
    shares authorized; 4,319,392 and 1 shares issued and
    outstanding at December 31, 2004 and 2003, respectively           4,319               -
  Additional paid-in capital                                        372,179               -
  Accumulated deficit                                              (564,220)       (265,056)
                                                                -----------     -----------

      TOTAL STOCKHOLDERS' (DEFICIT)                                (187,722)       (265,056)
                                                                -----------     -----------

TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                   $ 3,841,601     $ 3,961,216
                                                                ===========     ===========

           The accompanying notes are integral part of these financial statements.

                                              2

                                 I-ELEMENT, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                   2004               2003
                                               ------------       ------------
OPERATING REVENUES:
   Service and hardware income, net            $ 5,369,529        $ 4,535,982
   Consulting income                               513,335                  -
   Wireless and other income                        71,908             16,454
                                               ------------       ------------
       TOTAL OPERATING REVENUES                  5,954,772          4,552,436
COST OF SALES                                    3,042,978          2,716,680
                                               ------------       ------------
GROSS PROFIT                                     2,911,794          1,835,756
                                               ------------       ------------
OPERATING EXPENSES
   General and administrative                    2,033,764          1,116,810
   Selling expenses                                519,600            518,425
   Depreciation & amortization                     260,806            159,070
   Interest expense                                138,576            122,100
   Receivable factoring fees                       129,021            118,504
                                               ------------       ------------
       TOTAL OPERATING EXPENSES                  3,081,767          2,034,909
                                               ------------       ------------
LOSS BEFORE OTHER (EXPENSE)                       (169,973)          (199,153)
                                               ------------       ------------
OTHER (EXPENSE)
                                               ------------       ------------
   Loss on sale of investments                    (125,068)           (65,903)
                                               ------------       ------------
       TOTAL OTHER EXPENSES                       (125,068)           (65,903)
                                               ------------       ------------
NET LOSS APPLICABLE TO COMMON SHARES           $  (295,041)       $  (265,056)
                                               ===========        ===========

NET LOSS PER BASIC AND DILUTED SHARES          $     (0.08)       $         -
                                               ============       ============
WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                           3,842,098                  1
                                               ============       ============

     The accompanying notes are integral part of these financial statements.


                                                          I-ELEMENT, INC.
                                          STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)
                                          FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                                       ADDITIONAL
                                                                  COMMON STOCK           PAID-IN       ACCUMULATED
                                                             SHARES         AMOUNT       CAPITAL         DEFICIT         TOTAL
                                                           -----------   ----------    -----------    ------------    -----------
Balance, December 31, 2002 (Inactive)                                1     $      -      $       -      $        -      $       -

Net loss for the year                                                -            -              -        (265,056)      (265,056)
                                                           -----------   ----------    -----------    ------------    -----------

BALANCE, DECEMBER 31, 2003                                           1            -              -        (265,056)      (265,056)

Issuance of stock in exchange for redemption
  of shares of Integrated Communications
  Consultants Corporation ("ICCC") - recapitalization        4,082,207        4,082              -          (4,082)             -

Issuance of stock as 1% premium for redemption
  of shares of ICCC.                                            40,820           41              -             (41)             -

Shares of common stock issued in exercise of options             7,500            7             68               -             75

Accounts payable converted to common stock                      10,000           10          4,990               -          5,000

Issuance of common stock in conversion of notes payable        120,230          120        247,880               -        248,000

Shares issued for cash                                          58,634           59        119,241               -        119,300

Net loss for the year                                                -            -              -        (295,041)      (295,041)
                                                           -----------   ----------    -----------    ------------    -----------

BALANCE, DECEMBER 31, 2004                                   4,319,392     $  4,319      $ 372,179      $ (564,220)    $ (187,722)
                                                           ===========   ==========    ===========    ============    ===========




                            The accompanying notes are an integral part of these financial statements.

                                                                4

                                          I-ELEMENT, INC.
                                      STATEMENTS OF CASH FLOW
                          FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                        2004            2003
                                                                    ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net (loss)                                                       $   (295,041)   $   (265,056)
                                                                    ------------    ------------
   ADJUSTMENTS TO RECONCILE NET LOSS TO NET CASH
     (USED IN) OPERATING ACTIVITIES:
     Depreciation and amortization                                       260,806         159,070
     Acquisition of fixed assets in business combination                       -        (893,611)
     Debt and accrued interest assumed in business combination                 -         824,480
     Goodwill                                                                  -      (2,079,665)
     Loss on disposal of equipment                                         2,296               -

  CHANGES IN ASSETS AND LIABILITIES
     (Increase) decrease in accounts receivable                          159,934        (747,939)
     (Increase) in other current assets                                   (4,077)           (173)
     (Increase) in deposits                                              (14,517)        (55,006)
     Increase in accounts payable                                        154,463         904,740
     Increase in accrued interest                                         77,364          56,507
     Increase in payroll taxes payable                                    17,230               -
     Increase (decrease) in customer deposits                            (35,010)        204,000
     Increase (decrease) in receivable financing payable                (153,082)        657,003
     Increase (decrease) in commissions payable                           98,994          58,731
     Increase (decrease) in refunds payable                                 (936)          2,015
     Increase (decrease) in deferred revenue                            (262,959)      1,097,935
                                                                    ------------    ------------

     Total adjustments                                                   300,506         188,087
                                                                    ------------    ------------

     NET CASH (USED IN) OPERATING ACTIVITIES                               5,465         (76,969)
                                                                    ------------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from sale of equipment                                       3,451               -
     Acquisition of fixed assets                                        (233,396)       (251,023)
                                                                    ------------    ------------

      NET CASH (USED IN) INVESTING ACTIVITIES                           (229,945)       (251,023)
                                                                    ------------    ------------

             The accompanying notes are an integral part of these financial statements

                                                 5

                              I-ELEMENT, INC.
                    STATEMENTS OF CASH FLOW (CONTINUED)
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                        2004            2003
                                                                    ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITES
    Payments of notes payable                                           (465,344)   $    (46,193)
    Proceeds from notes payable                                          625,331         467,054
    Common stock issued for cash                                         119,300               -
    Proceeds in exercise of stock options                                     75               -
                                                                    ------------    ------------

       NET CASH PROVIDED BY FINANCING ACTIVITIES                         279,362         420,861
                                                                    ------------    ------------
NET INCREASE (DECREASE) IN CASH
    AND CASH EQUIVALENTS                                                  54,882          92,869

CASH AND CASH EQUIVALENTS -
    BEGINNING OF YEAR                                                     92,869               -
                                                                    ------------    ------------

CASH AND CASH EQUIVALENTS - END OF YEAR                             $    147,751    $     92,869
                                                                    ============    ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION:

CASH PAID DURING THE YEAR FOR:
    Interest expense                                                $     34,983    $      6,459
                                                                    ============    ============
SUPPLEMENTAL DISCLOSURE OF NONCASH
  ACTIVITIES:

    Accounts payable converted to equity                            $      5,000    $          -
                                                                    ============    ============

    Accounts payable converted to debt                              $     50,000    $          -
                                                                    ============    ============

    Conversion of notes payable to equity                           $    248,000    $          -
                                                                    ============    ============

    Issuance of stock for redemption of ICCC shares                 $      4,123    $          -
                                                                    ============    ============

             The accompanying notes are an integral part of these financial statements

                                                 6

                                I-ELEMENT, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003


NOTE 1-         ORGANIZATION AND BASIS OF PRESENTATION

                I-Element, Inc. (the "Company"), incorporated in Nevada on December 30, 2002, is a facilities-based nationwide communications service provider that provides state-of-the-art telecommunications services to small and medium sized enterprises ("SMEs"). I-Element provides broadband data, voice and wireless services by offering integrated T-1 lines as well as Layer 2 Private Network solutions that provide SMEs with dedicated Internet access services, customizable business solutions for voice, data, wireless and Internet, and secure communications channels between the SME offices, partners, vendors, customers and employees without the use of a firewall or encryption devices. I-Element has a network presence in 18 major markets in the United States, including facilities in Los Angeles, Dallas, and Chicago. The Company started business in 2003.

                In March 2003, the Company acquired all of the principal assets of Integrated Communications Consultants Corporation ("ICCC") including customer contracts, fixed assets and intellectual property in exchange for the Company's assumption of ICCC's liabilities. Ivan Zweig served as the Chief Executive Officer of ICCC and is also the Chief Executive Officer of the Company.

NOTE 2-         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                USE OF ESTIMATES

                The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 2-         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

                CASH AND CASH EQUIVALENTS

                The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

                The Company maintains cash and cash equivalents with a financial institution which is insured by the Federal Deposit Insurance Corporation up to $100,000. At various times throughout the year the Company had amounts on deposit at the financial institution in excess of federally insured limits.

                REVENUE AND COST RECOGNITION

                The Company records its transactions under the accrual method of accounting whereby income is recognized when the services are provided rather than when billed or the fees are collected, and costs and expenses are recognized in the period they are incurred rather than paid for.

                ACCOUNTS RECEIVABLE

                The Company factors 99% of its billings with an outside agency. The Company invoices its customers on the 28th of the month for services to be rendered two months subsequent to the billing date. The Company receives 75% of the aggregate net face value of the assigned accounts at the time of placement with the factor.

                DEFERRED REVENUE

                Deferred revenue consists of customers billed in advance of revenue being earned.

                                I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 2-         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

                PROVISION FOR BAD DEBT

                Under SOP 01-6 "Accounting for Certain Entities (including Entities with Trade Receivables), the Company has intent and belief that all amounts in accounts receivable are collectible. The Company has determined that based on their collections an allowance for doubtful accounts of $6,098 and $4,496 has been recorded at December 31, 2004 and 2003.

                Bad debt expense for the years ending December 31, 2004 and 2003 was $63,498 and $52,241, respectively.

                ADVERTISING COSTS

                The Company expenses the costs associated with advertising and marketing as incurred. Advertising and marketing expenses, included in the statements of operations for the years ended December 31, 2004 and 2003 were $24,556 and $5,901, respectively.

                INCOME TAXES

                The income tax benefit is computed on the pretax loss based on the current tax law. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates. No benefit is reflected for the years ended December 31, 2004 and 2003, respectively.

                FAIR VALUE OF FINANCIAL INSTRUMENTS

                The carrying amount reported in the balance sheets for cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported for notes payable approximates fair value because, in general, the interest on the underlying instruments fluctuates with market rates.

                                I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 2-         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)


                FIXED ASSETS

                Fixed assets are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

                       Furniture and equipment            5 Years

                When assets are retired or otherwise disposed of, the costs and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized. Deduction is made for retirements resulting from renewals or betterments.

                (LOSS) PER SHARE OF COMMON STOCK

                Historical net (loss) per common share is computed using the weighted average number of common shares outstanding. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for the periods presented.

                                I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 2-         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

                (LOSS) PER SHARE OF COMMON STOCK (CONTINUED)


                The following is a reconciliation of the computation for basic and diluted EPS:


                                        December 31,           December 31,
                                            2004                   2003
                                      ------------------    -------------------

Net loss                                     $ (295,041)            $ (265,056)
                                      ------------------    -------------------

Weighted-average common shares
Outstanding (Basic)                           3,842,098                      1

Weighted-average common stock
Equivalents
     Stock options                                    -                      -
     Warrants                                         -                      -
                                      ------------------    -------------------

Weighted-average common shares
Outstanding (Diluted)                         3,842,098                      1
                                      ==================    ===================


                The Company had no options or warrants granted during the period, therefore there were no common stock equivalents.

                                I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 2-         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

                GOODWILL AND OTHER INTANGIBLE ASSETS

                In June 2001, the FASB issued Statement No. 142 "Goodwill and Other Intangible Assets". This Statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements.

                STOCK-BASED COMPENSATION

                Employee stock awards under the Company's compensation plans are accounted for in accordance with Accounting Principles Board Opinion No. 25 ("APB 25"), "ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES", and related interpretations. The Company provides the disclosure requirements of Statement of Financial Accounting Standards No. 123, "ACCOUNTING FOR STOCK-BASED COMPENSATION" ("SFAS 123"), and related interpretations. Stock-based awards to non-employees are accounted for under the provisions of SFAS 123 and has adopted the enhanced disclosure provisions of SFAS No. 148 "Accounting for Stock-Based Compensation- Transition and Disclosure, an amendment of SFAS No. 123".

                The Company measures compensation expense for its employee stock-based compensation using the intrinsic-value method. Under the intrinsic-value method of accounting for stock-based compensation, when the exercise price of options granted to employees is less than the estimated fair value of the underlying stock on the date of grant, deferred compensation is recognized and is amortized to compensation expense over the applicable vesting period. In each of the periods presented, the vesting period was the period in which the options were granted. All options were expensed to compensation in the period granted rather than the exercise date.

                                I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 2-         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

                STOCK-BASED COMPENSATION (CONTINUED)

                The Company measures compensation expense for its non-employee stock-based compensation under the Financial Accounting Standards Board (FASB) Emerging Issues Task Force (EITF) Issue No. 96-18, "ACCOUNTING FOR EQUITY INSTRUMENTS THAT ARE ISSUED TO OTHER THAN EMPLOYEES FOR ACQUIRING, OR IN CONJUNCTION WITH SELLING, GOODS OR SERVICES".

                The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company's common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty's performance is complete. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital.

                Stock-based compensation for the years ended December 31, 2004 and 2003 was $0 and $0, respectively.

                RECENT ACCOUNTING PRONOUNCEMENTS

                On October 3, 2001, the FASB issued Statement of Financial Accounting Standards No. 144, "ACCOUNTING FOR THE IMPAIRMENT OR DISPOSAL OF LONG-LIVED ASSETS" ("SFAS 144"), that is applicable to financial statements issued for fiscal years beginning after December 15, 2001. The FASB's new rules on asset impairment supersede SFAS 121, "ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF," and portions of Accounting Principles Board Opinion 30, "Reporting the Results of Operations."

                This Standard provides a single accounting model for long-lived assets to be disposed of and significantly changes the criteria that would have to be met to classify an asset as held-for-sale. Classification as held-for-sale is an important distinction since such assets are not depreciated and are stated at the lower of fair value and carrying amount.

                                I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 2-         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)


                RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

                This Standard also requires expected future operating losses from discontinued operations to be displayed in the period (s) in which the losses are incurred, rather than as of the measurement date as presently required. The adoption of SFAS No. 144 did not have an impact on the Company's results of operations or financial position.

                In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections. This statement rescinds SFAS No. 4, "REPORTING GAINS AND LOSSES FROM EXTINGUISHMENT OF DEBT," and an amendment of that statement, SFAS No. 44, "ACCOUNTING FOR INTANGIBLE ASSETS OF MOTOR CARRIERS," and SFAS No. 64, "EXTINGUISHMENTS OF DEBT MADE TO SATISFY SINKING-FUND REQUIREMENTS". This statement amends SFAS No. 13, "ACCOUNTING FOR LEASES", to eliminate inconsistencies between the required accounting for sales-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sales-leaseback transactions.

                Also, this statement amends other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions. Provisions of SFAS No. 145 related to the rescissions of SFAS No. 4 were effective for the Company on November 1, 2002 and provisions affecting SFAS No. 13 were effective for transactions occurring after May 15, 2002. The adoption of SFAS No. 145 did not have a significant impact on the Company's results of operations or financial position.

                In June 2003, the FASB issued SFAS No. 146, "ACCOUNTING FOR COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES". This statement covers restructuring type activities beginning with plans initiated after December 31, 2002. Activities covered by this standard that are entered into after that date will be recorded in accordance with provisions of SFAS No. 146. The adoption of SFAS No. 146 did not have a significant impact on the Company's results of operations or financial position.

                                I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 2-         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

                RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

                In December 2002, the FASB issued Statement No. 148, "ACCOUNTING FOR STOCK-BASED COMPENSATION-TRANSITION AND DISCLOSURE, AN AMENDMENT OF FASB STATEMENT NO. 123"("SFAS 148"). SFAS 148 amends FASB Statement No. 123, "ACCOUNTING FOR STOCK-BASED COMPENSATION," to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of that Statement to require prominent disclosure about the effects on reported net income of an entity's accounting policy decisions with respect to stock-based employee compensation. Finally, this Statement amends Accounting Principles Board ("APB") Opinion No. 28, "INTERIM FINANCIAL REPORTING", to require disclosure about those effects in interim financial information. SFAS 148 is effective for financial statements for fiscal years ending after December 15, 2002. The Company will continue to account for stock-based employee compensation using the intrinsic value method of APB Opinion No. 25, "ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES," but has adopted the enhanced disclosure requirements of SFAS 148.


                In May 2003, the FASB issued SFAS Statement No. 150, "ACCOUNTING FOR CERTAIN FINANCIAL INSTRUMENTS WITH CHARACTERISTICS OF BOTH LIABILITIES AND EQUITY". This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003, except for mandatorily redeemable financial instruments of nonpublic entities, if applicable. It is to be implemented by reporting the cumulative effect of a change in an accounting principle for financial instruments created before the issuance date of the Statement and still existing at the beginning of the interim period of adoption. The adoption of this statement did not have a significant impact on the Company's results of operations or financial position.

                                I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 2-         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

                RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

                In November 2002, the FASB issued Interpretation No. 45 ("FIN 45"), "GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS". FIN 45 requires a company, at the time it issues a guarantee, to recognize an initial liability for the fair value of obligations assumed under the guarantees and elaborates on existing disclosure requirements related to guarantees and warranties. The recognition requirements are effective for guarantees issued or modified after December 31, 2002 for initial recognition and initial measurement provisions. The adoption of FIN 45 did not have a significant impact on the Company's results of operations or financial position.

                In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), "CONSOLIDATION OF VARIABLE INTEREST ENTITIES, AN INTERPRETATION OF ARB NO. 51". FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The adoption of FIN 46 did not have a significant impact on the Company' results of operations or financial position.

                                I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 3-         FIXED ASSETS

                Property and equipment as of December 31, 2004 and 2003 were as follows:


                                               2004                   2003
                                      ------------------     -------------------

Furniture and equipment                $      1,369,180        $      1,142,255
Less: accumulated depreciation                 (416,773)               (156,691)
                                      ------------------     -------------------
Net book value                         $        952,407        $        985,564
                                      ==================     ===================

                There was $260,806 and $159,070 charged to operations for depreciation expense for the years ended December 31, 2004 and 2003, respectively.

NOTE 4-         NOTES PAYABLE

                The Company has several notes payable at December 31, 2004. Proceeds from the notes were utilized to finance the general working capital requirements of the Company, purchase equipment and pay certain liabilities assumed by the Company in the purchase of the principal assets of Integrated Communications Consultants Corporation in March of 2003. The notes carry varying interest rates between zero and 16%. Prior to the effective merger of the Company with MailKey Corporation on January 18, 2005, (see Note 9), certain of the notes were converted into shares of the Company's common stock.

                                I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 4-         NOTES PAYABLE (CONTINUED)

                Accrued interest on the notes is $181,165 and $103,801 at December 31, 2004 and 2003, respectively.


    The notes payable balances at December 31, 2004 and 2003 were as follows:

                                                          December 31,
                                                     2004               2003
                                                 ------------      ------------
    Total notes payable                           $1,341,198       $ 1,301,848
    Less current maturities                       (1,076,875)         (491,405)
                                                 ------------      ------------
    Long-term notes payable                        $ 264,323         $ 810,443
                                                 ============      ============
    The amount of principal maturities of the
    notes payable for the next four years
    ending December 31, and in the aggregate
    is as follows:
                                     2005         $1,076,875
                                     2006            102,319
                                     2007            102,319
                                     2008             59,685
                                                 ------------
                                                  $1,341,198
                                                 ============

                                 I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 5-         OPERATING LEASES

                The Company leases office space under leases commencing in March and June of 2004. The leases are payable on a month-to-month basis. Monthly payments under the current leases are $3,900. The Company also leased additional office space in Texas and California. The Company ceased leasing this additional space during the year ended December 31, 2004.

                Rental payments charged to expense during the years ended December 31, 2004 and 2003 were $82,072 and $68,750, respectively.

NOTE 6-         STOCKHOLDERS' DEFICIT

                COMMON STOCK

                As of December 31, 2004 and 2003, the Company has 30,000,000 and 1,000,000 shares of common stock authorized at a par value of $0.001, and 4,319,392 and 1 shares issued and outstanding, respectively.

                The following details the stock transactions for the year ended December 31, 2004:

                The Company issued 4,123,027 shares of common stock to the stockholders of Integegrated Communications Consultants Corporation in exchange for the redemption of their ICCC shares.

                The Company issued 7,500 shares of common stock due to the exercise of options.

                The Company issued 10,000 shares of common stock for the conversion of accounts payable to equity valued at $5,000.

                                 I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 6-         STOCKHOLDERS' DEFICIT (CONTINUED)

                COMMON STOCK (CONTINUED)

                The Company issued 120,230 shares of common stock for the conversion of debt to equity valued at $248,000.

                The Company issued 58,634 shares of common stock for $119,300 cash at a value of approximately $2.03 per share.

NOTE 7-         PROVISION FOR INCOME TAXES

                Deferred income taxes will be determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company's assets and liabilities. Deferred income taxes will be measured based on the tax rates expected to be in effect when the temporary differences are included in the Company's tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

                At December 31, 2004, deferred tax assets consist of the following:

                Net deferred tax assets               $  169,266
                Less:  valuation allowance            (  169,266 )
                                                     -------------
                                                      $       -0-

                At December 31, 2004, the Company had deficits accumulated in the approximate amount of $564,220, available to offset future taxable income through 2023. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

                                 I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 8-         GOING CONCERN

                As shown in the accompanying financial statements the Company has sustained net operating losses for the years ended December 31, 2004 and 2003. There is no guarantee that the Company will be able to raise enough capital or generate revenues to sustain its operations. This raises substantial doubt about the Company's ability to continue as a going concern.

                The Company's future success is dependent upon its ability to achieve profitable operations and generate cash from operating activities, and upon additional financing. There is no guarantee that the Company will be able to raise enough capital or generate revenues to sustain its operations. Management believes they can raise the appropriate funds needed to support their business plan and acquire an operating, cash flow positive company.

                The financial statements do not include any adjustments relating to the recoverability or classification of recorded assets and liabilities that might result should the Company be unable to continue as a going concern.

NOTE 9-         SUBSEQUENT EVENTS

                On January 19, 2005, the Company was acquired by MailKey Corporation, a Nevada corporation ("MailKey"). Pursuant to the Agreement and Plan of Merger dated November 9, 2004, as amended by the First Amendment and Waiver to Agreement and Plan of Merger dated December 30, 2004 (collectively, the "Merger Agreement"), MailKey Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of MailKey ("the Merger Sub") merged with and into I-Element and all shares of capital stock of I-Element were automatically exchanged for shares of common stock of MailKey. As a result of the transaction, I-Element became a wholly-owned subsidiary of MailKey.

                Under the terms of the Merger Agreement, MailKey issued an aggregate of 47,845,836 shares of its common stock, $.001 par vale per share, in exchange for all of the issued and outstanding shares of capital stock of I-Element. The exchange ratio setting forth the number of shares of MailKey common stock issued for each issued and outstanding share of capital stock of I-Element was 3.52 shares of MailKey common stock for each issued and outstanding share of capital stock of I-Element.

                                 I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 9-         SUBSEQUENT EVENTS (CONTINUED)

                In connection with the closing of the merger, MailKey entered into a letter of intent with Ivan Zweig and Kramerica Capital Corporation ("Kramerica"), a corporation wholly-owned by Mr. Zweig, which contemplates that MailKey and I-Element will enter into a four year employment agreement with Kramerica and Mr. Zweig pursuant to which Mr. Zweig will serve as the Chief Executive Officer of MailKey and I-Element. The letter of intent provides that Mr. Zweig will receive an annual base salary of $300,000. In addition to his base salary, Mr. Zweig will be entitled to annual performance bonuses with targets ranging from $1,000,000 to $3,000,000 during the second, third and fourth years provided I-Element achieves certain performance goals. If Mr. Zweig is terminated without cause, MailKey is obligated to pay the remaining salary owed to Mr. Zweig for the complete term of the employment agreement, to pay off all notes owed to Mr. Zweig or Kramerica, all outstanding options shall become fully vested, MailKey shall pay all earned performance bonuses and all accrued vacation. If Mr. Zweig is terminated for any reason other than cause, MailKey shall pay in full the Notes owed to either Mr. Zweig or Kramerica Capital Corporation and at least 75% of the earned bonus plan set forth by the directors.

                Effective January 24, 2005, Mr. Zweig was also appointed to the Board of Directors of MailKey.

                Ivan Zweig has served as the Chief Executive Officer of I-Element since March 2003. Mr. Zweig is also the Chief Executive Officer, director and sole shareholder of Kramerica, a personnel services corporation. Since December 1998, Mr. Zweig has served as the Chief Executive Officer and director of Integrated Communications Consultants Corp. ("ICCC"), a nationwide data carrier specializing in high speed Internet access and secure data transaction. ICCC provides I-Element with resold telecom services and I-Element pays ICCC approximately $80,000 on a monthly basis for such services. On October 1, 2004, ICCC filed for Chapter 11 bankruptcy protection in the United States Bankruptcy Court, Northern District of Texas, Dallas Division.

                                 I-ELEMENT, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003


NOTE 9-         SUBSEQUENT EVENTS (CONTINUED)

                Upon the consummation of the acquisition, I-Element has issued outstanding promissory notes to, among others, Kramerica in the aggregate amount of $120,000 (the "Notes"). I-Element has also issued Notes in the aggregate amount to members of Mr. Zweig's immediate family. The Notes will be due 42 months after the Closing and will continue to be secured by substantially all of the assets of I-Element.